BORROWINGS	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 28, 2026. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2021, there were no (2020: $1,131 million) draws outstanding on the credit facility and $12 million of letters of credit were issued (2020: $63 million).

	Maturity(2)	Annual Rate(2)	Currency	2021	2020
Corporate revolving credit facility	June 29, 2026	LIBOR plus 1.2%	US$	$—	$1,131
Corporate revolving credit facility	April 14, 2022	LIBOR plus 1.2%	US$	—	—
Commercial Paper	January 25, 2022	0.37%	US$	431	—

Non-Current:
Medium Term Notes(1):
Public - Canadian	February 22, 2024	3.3%	C$	237	236
Public - Canadian	February 22, 2024	3.3%	C$	317	314
Public - Canadian	September 11, 2028	4.2%	C$	554	550
Public - Canadian	October 9, 2029	3.4%	C$	554	550
Public - Canadian	September 1, 2032	2.9%	C$	396	392
Subordinated notes(1)
Public - United States	May 24, 2081	5.0%	US$	250	—
				2,739	3,173
Deferred financing costs and other				(20)	(15)
Total				$2,719	$3,158

(1)See Note 20, Subsidiary Public Issuers, for further details.
(2)Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of December 31, 2021.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0% and $6 million of debt issuance costs were incurred.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $500 million. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of December 31, 2021, there were $431 million of borrowings outstanding (2020: $nil).
On September 1, 2020, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 1, 2032 with a coupon of 2.9% per annum. On October 6, 2020, the proceeds were used to early redeem C$450 million of medium-term notes maturing March 11, 2022.
On April 14, 2020, the partnership secured an incremental $1.0 billion syndicated revolving credit facility. The facility was secured to fund new investment opportunities that may arise while other sources of capital, including asset sales, are delayed. The facility matures on April 14, 2022 and all amounts not previously repaid will be due on such date. All obligations under the facility are guaranteed by our partnership and its subsidiary, BIPC Holdings Inc. Loans under this facility accrue interest at LIBOR plus 2.1% with an annual unused commitment fee of 42 basis points during the period prior to April 14, 2021, and LIBOR plus 2.2% thereafter with an annual unused commitment fee of 44 basis points. As of December 31, 2021, the balance remains undrawn (2020: $nil).
On April 7, 2020, Brookfield Infrastructure Finance ULC, a wholly owned subsidiary of Brookfield Infrastructure, issued C$400 million of medium-term notes. C$200 million of the medium-term notes mature September 11, 2028 and have a coupon rate of 4.2% per annum. These notes were issued at a premium with an effective interest rate of 4.1% per annum. The remaining C$200 million medium term notes mature on October 9, 2029 and have a coupon rate of 3.4% per annum. These notes were issued at a discount with an effective interest rate of 4.1%.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility has an effective date of February 8, 2018 and automatically renews for four consecutive one year terms on the first, second, third and fourth anniversary of such effective date, which would result in it ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. All obligations of Brookfield Infrastructure under the facility were guaranteed by our partnership. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of December 31, 2021, there were no (2020: $nil) borrowings outstanding.
The decrease in corporate borrowings of $434 million during the year ended December 31, 2021 is primarily attributable to the repayment of $1,131 million of our revolving credit facility, partially offset by $431 million of net proceeds raised from our commercial paper program and the issuance of $250 million subordinated notes.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2021	2020
Current	$2,701	$1,551
Non-current	23,833	18,469
Total	$26,534	$20,020
Non-recourse borrowings have increased by $6.5 billion since year-end. The impact from $8.7 billion of additional net borrowings, inclusive of $6.7 billion acquired as part of recent acquisitions, primarily our Canadian diversified midstream operation, was partially offset by recently completed dispositions.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2022(1)	$341	$386	$1,819	$53	$2,599
2023	1,619	247	715	216	2,797
2024	1,191	296	1,536	195	3,218
2025	440	258	1,264	707	2,669
2026	694	3,217	1,028	509	5,448
Thereafter	3,697	944	2,972	2,165	9,778
Total principal repayments(2)	7,982	5,348	9,334	3,845	26,509
Deferred financing costs and other	(31)	(39)	156	(61)	25
Total - Dec. 31, 2021	$7,951	$5,309	$9,490	$3,784	$26,534
Total - Dec. 31, 2020	$8,067	$6,635	$2,111	$3,207	$20,020

(1)Includes commercial paper obligations at our Canadian diversified midstream operation.
(2)As of December 31, 2021, approximately $145 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
Dec. 31, 2021	4%	5%	6%	7%	6%
Dec. 31, 2020	4%	5%	6%	6%	5%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2021	Local Currency		Dec. 31, 2020	Local Currency
Canadian dollars	$9,257	CAD	11,698	$2,400	CAD	$3,056
U.S. dollars	7,376	USD	7,376	7,457	USD	7,457
Indian rupees	3,650	INR	272,388	3,760	INR	274,457
British pounds	3,067	GBP	2,266	2,941	GBP	2,151
Brazilian real	1,840	BRL	10,268	1,161	BRL	6,035
Australian dollars	468	AUD	644	320	AUD	416
Colombian pesos	394	COP	1,621,399	418	COP	1,430,115
Peruvian soles	380	PEN	1,521	417	PEN	1,511
New Zealand dollars	41	NZD	60	43	NZD	60
Euro	36	EUR	32	59	EUR	48
Chilean Unidad de Fomento(1),(2)	—	UF	—	1,201	UF	29

(1)Chilean Unidad de Fomento is an inflation adjusted unit of account indexed to the Chilean Peso.
(2)See Note 5, Disposition of Businesses, for additional information.
(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2020	Cash Flows(1)	Acquisitions/ Dispositions(1)	Foreign Exchange Movement and Other	2021
Corporate borrowings	$3,158	$(456)	$—	$17	$2,719
Non-recourse borrowings	20,020	851	5,819	(156)	26,534

(1)Cash flows related to asset level debt raised on the closing of our Canadian diversified midstream operation and the acquisition of an additional interest in our Brazilian regulated gas transmission operation have been presented within Acquisitions/Dispositions. Refer to Note 6, Acquisition of Businesses, and Note 5, Disposition of Businesses, for further details.